                                                                   EXHIBIT 10.87

                                                                  EXECUTION COPY

                       ASSIGNMENT AND ACCEPTANCE AGREEMENT

          Assignment and Acceptance Agreement (this "AGREEMENT"), dated as of March 22, 2001, by and among PNC Bank, National Association ("ASSIGNOR"), and GE Capital Equity Investments, Inc. ("GE CAPITAL") and Rodney H. Thomas, Charles L. Smith, Robert L. Cox, Robert L. Cox, II, Stephen A. Hoffman, Mitch M. Wexler, Stephen Townzen, Emerging Business Solutions, LLC, Ronald L. Carmicle, Raymond
C. Dauenhauer, J. Sherman Henderson, III, Bruce C. Merrick, George C. Underhill, II and Daniel F. Dooley (collectively, "THV" and together with GE Capital, "ASSIGNEES"). All capitalized terms used in this Agreement and not otherwise defined herein will have the respective meanings set forth in the Loan Agreement as hereinafter defined.

                                    RECITALS:

          WHEREAS, ThermoView Industries, Inc. ("THERMOVIEW") and its subsidiaries (together with ThermoView, "BORROWERS") and Assignor have entered into that certain (i) Loan Agreement, dated as of August 31, 1998 (as amended, restated, supplemented or otherwise modified from time to time, the "LOAN AGREEMENT") and (ii) Security Agreement, dated as of August 31, 1998 (as amended, restated, supplemented or otherwise modified from time to time, the "SECURITY AGREEMENT");

          WHEREAS, ThermoView and certain of its subsidiaries (together with ThermoView, "PLEDGORS") and Assignor have entered into that certain Pledge Agreement, dated as of August 31, 1998 (as amended, restated, supplemented or otherwise modified from time to time, the "PLEDGE AGREEMENT");

          WHEREAS, Stephen A. Hoffmann, Richard E. Bowlds, Nelson E. Clemmens and Douglas I. Maxwell (each of Messrs. Hoffmann, Bowlds, Clemmens and Maxwell, collectively referred to herein as the "INDIVIDUAL GUARANTORS") have executed that certain Limited Guaranty Agreement, dated as of April 14, 2000, in favor of Assignor (the "GUARANTY" and together with the Loan Agreement, Security Agreement and Pledge Agreement, the "LOAN DOCUMENTS"); and

          WHEREAS, Assignor desires to assign to Assignees its rights and obligations under each of the Loan Documents;

          NOW, THEREFORE, in consideration of the premises and the agreements, provisions, and covenants herein contained, Assignor and Assignees agree as follows:

1.   ASSIGNMENT AND ACCEPTANCE

          1.1 ASSIGNMENT. Assignor hereby transfers and assigns to Assignees, and Assignees hereby purchase and assume, all of Assignor's rights and obligations under the Loan Documents, including, without limitation, (subject to Section 5 hereof) any rights and obligations that Assignor may have in respect of the $3,000,000 portion of the Note (the "GUARANTEED AMOUNT") with respect to which Assignor has received payment in full pursuant to the Guaranty.

          1.2 PRINCIPAL AMOUNT. Following such assignment and acceptance, each Assignee shall hold, as of the Effective Date (as defined below), a principal amount of the Loan as set forth opposite its name below, as follows:

         Rodney H. Thomas                            $850,000
         Charles L. Smith                            $470,000
         Robert L. Cox                               $250,000
         Robert L. Cox, II                           $150,000
         Stephen A. Hoffman                          $130,000
         Mitch M. Wexler                             $100,000
         Stephen Townzen                             $50,000
         Emerging Business Solutions, LLC            $50,000
         Ronald L. Carmicle                          $35,000
         Raymond C. Dauenhauer                       $35,000
         J. Sherman Henderson, III                   $35,000
         Bruce C. Merrick                            $35,000
         George T. Underhill, III                    $35,000
         Daniel F. Dooley                            $25,000
                      THV Total:   $2,250,000
                      GE Capital:  $9,250,000


          1.3 EFFECTIVE DATE. Such transfer and assignment by Assignor and acceptance by each Assignee will be effective as of the date of this Agreement ("EFFECTIVE DATE") and upon

          (a)  payment of the Payment Amount (as defined below);

          (b) execution and delivery by Assignor and Borrowers of that certain Seventh Amendment to Loan Agreement, Amendment to Security Agreement and Amendment to Pledge Agreement;

          (c) issuance by ThermoView to Assignor and Assignees of warrants substantially in the form attached hereto as EXHIBIT A in the following amounts:

                  200,000                   Assignor;

                  546,874                   GE Capital; and

                  410,156                   THV.

          1.4 PAYMENT AMOUNT; INTEREST AND FEES. Following payment of the Payment Amount by Assignees, Assignor shall not have any further rights against Borrowers, the Individual Guarantors or Assignees in respect of the Obligations. Interest and fees accrued and unpaid prior to the Effective Date are for the account of Assignees.

2.   PAYMENT AND DELIVERY

          2.1 PAYMENT OF THE ASSIGNED AMOUNT. Each Assignee will pay to Assignor, in immediately available funds, not later than 12:00 noon (New York time) on the Effective Date, the amount set forth opposite its name below (collectively, the "PAYMENT AMOUNT"):

         ASSIGNEE LENDER                                    PAYMENT AMOUNT
         ---------------                                    --------------

         GE Capital                                           $3,000,000
         Rodney H. Thomas                                       $850,000
         Charles L. Smith                                        $470,00
         Robert L. Cox                                          $250,000
         Robert L. Cox, II                                      $150,000
         Stephen A. Hoffman                                     $130,000
         Mitch M. Wexler                                        $100,000
         Stephen Townzen                                         $50,000
         Emerging Business solutions, LLC                        $50,000
         Ronald L. Carmicle                                      $35,000
         Raymond C. Dauenhauer                                   $35,000
         J. Sherman Henderson, III                               $35,000
         Bruce C. Merrick                                        $35,000
         George T. Underhill, III                                $35,000
         Daniel F. Dooley                                        $25,000
         THV Total:                                           $2,250,000


          2.2 EXECUTION AND DELIVERY OF NOTES.

          (a) Following payment of the Payment Amount and upon this Agreement becoming effective, Assignor will deliver to the Borrowers the Note and will cause the Borrowers to issue and deliver to the Assignees amended and restated notes (the "AMENDED AND RESTATED NOTES") evidencing each Assignee's principal amount in the Loan after giving effect to the assignment described in Section 1. Upon receipt of the Note from Assignor, the Borrowers agree that they will deliver the Amended and Restated Notes to each Assignee evidencing such Assignee's principal amount in the Loan after giving effect to the assignment described in Section 1.

          (b) It is expressly understood and agreed by the parties hereto that the Amended and Restated Notes (i) merely re-evidence the obligations hitherto evidenced by the Note, (ii) are given in substitution for and not in repayment of the Note and (iii) are no way intended and shall not be deemed or construed to constitute a novation of the Note.

          2.3 DELIVERY OF COLLATERAL. Following payment of the Payment Amount and upon this Agreement becoming effective, Assignor will deliver to GE Capital the Collateral (as defined in the Pledge Agreement) pledged to Assignor pursuant to the terms of the Pledge Agreement.

3.   REPRESENTATIONS, WARRANTIES AND COVENANTS

          3.1 ASSIGNEES' REPRESENTATIONS, WARRANTIES AND COVENANTS. Each Assignee hereby (severally and not jointly) represents, warrants and covenants as to itself the following to Assignor:

          (a) This Agreement is a legal, valid, and binding agreement of such Assignee, enforceable according to its terms.

          (b) The execution and performance by such Assignee of its duties and obligations under this Agreement and the Loan Documents will not require any registration with, notice to, or consent or approval by any governmental authority.

          (c) Such Assignee has full power and authority, and has taken all action necessary to execute and deliver this Agreement and to fulfill the obligations hereunder and to consummate the transactions contemplated hereby.

          (d) Such Assignee is familiar with transactions of the kind and scope reflected in the Loan Document and in this Agreement.

          (e) Each Assignee (i) is a sophisticated purchaser with respect to the purchase of the rights and obligations transferred hereby, (ii) has adequate information concerning the business and financial condition of each Borrower to make an informed decision regarding the purchase of the rights and obligations hereby and (iii) has independently and without reliance upon Assignor, and based on such information as such Assignee has deemed appropriate, made its own analysis and decision to enter into this Agreement, except such Assignee has relied upon Assignor's express representations, and warranties in this Agreement.

          3.2 ASSIGNOR'S REPRESENTATIONS, WARRANTIES AND COVENANTS. Assignor hereby represents, warrants and covenants the following to each Assignee:

          (a) Except for claims in respect of the Guaranteed Amount, Assignor is the legal and beneficial owner of and has good title to the rights and obligations being assigned hereby, free and clear of any adverse claim, lien, encumbrance, security interest, restriction on transfer, purchase option, call or similar right of a third party.

          (b) This Agreement is a legal, valid and binding agreement of Assignor, enforceable according to its terms.

          (c) The execution and performance by Assignor of its duties and obligations under this Agreement and the Loan Documents will not require any registration with, notice to or consent or approval by any governmental authority.

          (d) Assignor has full power and authority, and has taken all action necessary to execute and deliver this Agreement and to fulfill the obligations hereunder and to consummate the transactions contemplated hereby.

          (e) Assignor has performed, and has complied with, all obligations required to be performed or complied with by it under the Loan Documents and is not in breach of any provisions of the Loan Documents.

          (f) Assignor has not released any liens on any Collateral.

          (g) Except for amounts held in any demand deposit or other account of any Borrower with Assignor, neither Assignor nor any affiliate of Assignor holds any funds or property of or owe any amounts or property to any Borrower or has effected or received the benefit of any setoff against any Borrower on account of the rights and obligations assigned hereby.

          (h) Assignor acknowledges that the consideration paid under this Agreement for the purchase of the rights and obligations assigned hereby may differ both in kind and amount from any amounts paid to Assignees in respect of such rights and obligations.

          (i) Assignor (i) is a sophisticated seller with respect to the sale of the rights and obligations assigned hereby, (ii) has adequate information concerning the business and financial condition of each Borrower to make an informed decision regarding the sale of the rights and obligations assigned hereby and (iii) has independently and without reliance upon Assignees, and based on such information as Assignor has deemed appropriate, made its own analysis and decision to enter into this Agreement, except that Assignor has relied upon Assignees' express representations and warranties in this Agreement.

          (j) Assignor has provided to Assignees true, correct and complete copies of (i) each Loan Document (including all waivers, supplements, forbearances and amendments thereto) and all schedules and exhibits to each Loan Document and (ii) each other document specified on Schedule 1 hereto.

4.   RELEASE

          Assignor hereby agrees that following the Effective Date it shall not institute, reinstitute, maintain or prosecute any claim, suit, proceeding or cause of action of any kind whatsoever relating to or arising out of any Loan Document (other than any counterclaim or cross-claim) (i) against any Borrower or Individual Guarantor and/or (ii) (except with respect to the representations, warranties, covenants and agreements contained herein) against GE Capital or THV. Each Assignee agrees that following the Effective Date it shall not institute, reinstitute, maintain or prosecute any claim (other than any counterclaim or cross-claim), suit, proceeding or cause of action of any kind whatsoever relating to or arising out of any Loan Document (other than any counterclaim or cross-claim)(except with respect to the representations, warranties, covenants and agreements contained herein) against Assignor.

5.   NOTICES

          Unless otherwise specifically provided herein, any notice or other communication required or permitted to be given will be in writing or by facsimile and addressed to the respective party as set forth below its signature hereunder, or to such other address as the party may designate in writing to the other.

6.   AMENDMENTS AND WAIVERS

          No amendment, modification, termination, or waiver of any provision of this Agreement will be effective without the written concurrence of Assignor and Assignees.

7.   SEVERABILITY

          Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law. In the event any provision of this Agreement is or is held to be invalid, illegal, or unenforceable under applicable law, such provision will be ineffective only to the extent of such invalidity, illegality, or unenforceability, without invalidating the remainder of such provision or the remaining provisions of the Agreement. In addition, in the event any provision of or obligation under this Agreement is or is held to be invalid, illegal, or unenforceable in any jurisdiction, the validity, legality, and enforceability of the remaining provisions or obligations in any other jurisdictions will not in any way be affected or impaired thereby.

8.   SECTION TITLES

          Section and Subsection titles in this Agreement are included for convenience of reference only, do not constitute a part of this Agreement for any other purpose, and have no substantive effect.

9.   SUCCESSORS AND ASSIGNS

          This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

10.  APPLICABLE LAW

          THIS AGREEMENT WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE.

11.  COUNTERPARTS

          This Agreement and any amendments, waivers, consents, or supplements may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, will be deemed an original and all of which shall together constitute one and the same instrument.

12.  FURTHER ASSURANCES; NO SETOFF

          (a) Assignor agrees to duly execute and deliver such further instruments as may be necessary, or as the Assignees may reasonably request, to ensure that the security interests granted to Assignor under the Loan Documents are properly perfected in favor of Assignees.

          (b) Neither Assignor nor any affiliate of Assignor will setoff funds in any demand deposit or other account of any Borrower with Assignor against any Borrower on account of the rights and obligations assigned hereby.

13.  WAIVER OF JURY TRIAL

          The parties hereto waive all right to trial by jury in any action or proceeding to enforce or defend any rights under the Loan Documents.

          IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first written above.

ASSIGNEES:                                ASSIGNOR:


GE CAPITAL EQUITY INVESTMENTS, INC.       PNC BANK, NATIONAL ASSOCIATION


By:                                       By:
   ------------------------------            -----------------------------

Title:                                    Title:
   ------------------------------            -----------------------------

Notice Address:                           Notice Address:

   ------------------------------            -----------------------------

   ------------------------------            -----------------------------

   ------------------------------            -----------------------------




                       [additional signature pages follow]

ASSIGNEES:

RODNEY H. THOMAS


- -------------------------------------------
Notice Address:

- -------------------------------------------

- -------------------------------------------



CHARLES L. SMITH


- -------------------------------------------
Notice Address:

- -------------------------------------------

- -------------------------------------------



ROBERT L. COX


- -------------------------------------------
Notice Address:

- -------------------------------------------

- -------------------------------------------



ROBERT L. COX, II


- -------------------------------------------
Notice Address:

- -------------------------------------------

- -------------------------------------------



STEPHEN A. HOFFMANN


- -------------------------------------------
Notice Address:

- -------------------------------------------

- -------------------------------------------

MITCH M. WEXLER


- -------------------------------------------
Notice Address:

- -------------------------------------------

- -------------------------------------------



STEPHEN TOWNZEN


- -------------------------------------------
Notice Address:

- -------------------------------------------

- -------------------------------------------



EMERGING BUSINESS SOLUTIONS, LLC

By:
   ----------------------------------------
Name:
Title:
Notice Address:

- -------------------------------------------

- -------------------------------------------



RONALD L. CARMICLE


- -------------------------------------------
Notice Address:

- -------------------------------------------

- -------------------------------------------



RAYMOND C. DAUENHAUER


- -------------------------------------------
Notice Address:

- -------------------------------------------

- -------------------------------------------

J. SHERMAN HENDERSON, III


- -------------------------------------------
Notice Address:

- -------------------------------------------

- -------------------------------------------



BRUCE C. MERRICK


- -------------------------------------------
Notice Address:

- -------------------------------------------

- -------------------------------------------



GEORGE T. UNDERHILL, III


- -------------------------------------------
Notice Address:

- -------------------------------------------

- -------------------------------------------



DANIEL F. DOOLEY


- -------------------------------------------
Notice Address:

- -------------------------------------------

- -------------------------------------------


                       [additional signature page follows]

BORROWERS:

Acknowledged and Agreed:

THERMOVIEW INDUSTRIES, INC.
AMERICAN HOME DEVELOPERS CO., INC.
FIVE STAR BUILDERS, INC.
KEY HOME CREDIT, INC.
KEY HOME MORTGAGE, INC.
LEINGANG SIDING AND WINDOW, INC.
PRIMAX WINDOW CO.
PRECISION WINDOW MFG., INC.
ROLOX, INC.
TD WINDOWS, INC.
THERMAL LINE WINDOWS, INC.
THERMOVIEW OF MISSOURI, INC.
THERMO-TILT WINDOW COMPANY
THOMAS CONSTRUCTION, INC.
THERMO-SHIELD OF AMERICA (ARIZONA), INC.
THERMO-SHIELD OF AMERICA (MICHIGAN), INC.
THERMO-SHIELD COMPANY, LLC
THERMO-SHIELD OF AMERICA(WISCONSIN), LLC
THERMOVIEW ADVERTISING GROUP, INC.


By:  _________________________________
         Charles L. Smith, President

* Previously filed as an exhibit to ThermoView Industries, Inc.'s Registration Statement on Form S-1 (No. 333-84571) filed oN August 5, 1999, and incorporated herein by reference.

                                   SCHEDULE A
                              TO INDEX TO EXHIBITS

Exhibit Number 10.90 Common Stock PurchAse WarranT and Exhibit Number 10.93 Amended and Restated Series B Promissory Note dated as of March 22, 2001, was executed by the registrant and issued to the individuals in the amounts specified:

          NAME                              WARRANT     SHARES         AMOUNT
          ----                              -------     ------         ------

Daniel F. Dooley                               W-7        4,557         25,000
Robert L. Cox                                  W-8       45,573        250,000
Rodney H. Thomas                               W-9      154,948        850,000
Charles L. Smith                              W-10       85,677        470,000
Robert L. Cox, II                             W-11       27,344        150,000
Stephen A. Hoffman                            W-12       23,698        130,000
Mitch M. Wexler                               W-13       18,229        100,000
Stephen Townzen                               W-14        9,115         50,000
Emerging Business Solutions, LLC              W-15        9,115         50,000
Ronald L. Carmicle                            W-16        6,380         35,000
Raymond C. Dauenhauer                         W-17        6,380         35,000
J. Sherman Henderson, III                     W-17        6,380         35,000
Bruce C. Merrick                              W-19        6,380         35,000
George T. Underhill, III                      W-20        6,380         35,000


                Schedule II - Valuation and Qualifying Accounts
                          ThermoView Industries, Inc.
                               December 31, 2000

          Column A                      Column B               Column C               Column D           Column E
          --------                      --------               --------               --------           --------
                                                              Additions
                                                       -------------------------
                                                                      Charged
                                        Balance at     Charge to        Other                            Balance
                                        Beginning      Costs and      Accounts-     Deductions-          at End
Descriptions                            of Period      Expenses        Describe       Describe          of Period
- ------------                            ----------     ----------     ----------     ----------         ----------

Year Ended December 31, 1998:
  Deducted from assets accounts:
    Allowance for doubtful accounts     $  126,000     $  130,000     $       --(1)  $  (19,000)(1)     $  237,000
    Reserve for losses on finance
     receivables                                --             --             --              --(1)             --
                                        ----------     ----------     ----------     ----------         ----------
Total                                   $  126,000     $  130,000     $       --     $  (19,000)(1)     $  237,000
                                        ==========     ==========     ==========     ==========         ==========

Year Ended December 31, 1999:
  Deducted from assets accounts:
    Allowance for doubtful accounts     $  237,000     $  260,000     $       --(1)  $ (221,000)(1)     $  276,000
    Reserve for losses on finance
     receivables                                --        359,000             --       (159,000)(1)        200,000
                                        ----------     ----------     ----------     ----------         ----------
Total                                   $  237,000     $  619,000     $       --     $ (380,000)        $  476,000
                                        ==========     ==========     ==========     ==========         ==========

Year Ended December 31, 2000:
  Deducted from assets accounts:
    Allowance for doubtful accounts     $  276,000     $  800,000     $       --(1)  $ (195,000)(1)     $  881,000
    Reserve for losses on finance
     receivables                           200,000        380,000             --       (218,000)(1)        362,000
                                        ----------     ----------     ----------     ----------         ----------
Total                                   $  476,000     $1,180,000     $       --     $ (413,000)        $1,243,000
                                        ==========     ==========     ==========     ==========         ==========



(1)  UNCOLLECTIBLE ACCOUNTS WRITTEN OFF, NET OF RECOVERIES.